Exhibit 4.49

Execution Version

WAIVER AND AMENDMENT NO.2 OF CREDIT AGREEMENT

WAIVER AND AMENDMENT NO. 2 OF CREDIT AGREEMENT (this "Amendment") is entered into as of January 5, 2018, by and among Drillship Hydra Owners Inc. ("Hydra"), Drillship Paros Owners Inc., ("Paros"), Drillship Kithira Owners Inc., ("Kithira"), Drillship Skopelos Owners Inc. ("Skopelos"), Drillship Skiathos Owners Inc. ("Skiathos"), Drillship Skyros Owners Inc. ("Skyros"), Drillship Kythnos Owners Inc. ("Kythnos"), Agon Shipping Inc. ("Agon"), Drillships Financing Holding Inc. ("DFH"), Drillships Ocean Ventures Inc. ("DOV"), Drillships Ventures Projects Inc. ("DVP"), Drillships Projects Inc. ("DPI"), Drill Rigs Holdings Inc. ("DRH"), Ocean Rig 1 Inc. ("ORIG 1") and Ocean Rig 2 Inc. ("ORIG 2", and collectively with Hydra, Paros, Kithira, Skopelos, Skiathos, Skyros, Kythnos, Agon, DFH, DOV, DVP, DPI, DRH and ORIG 1 are referred hereinafter each individually as a "Borrower" and collectively, jointly and severally, as the "Borrowers"), Ocean Rig UDW Inc. ("Parent") and the Lenders (as defined in the Credit Agreement referred to below) party hereto.

WHEREAS, the Borrowers, the Parent, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent (in such capacities, the "Agent") and the Lenders entered into that certain Credit Agreement, dated as of September 22, 2017 (as amended, the "Credit Agreement");

WHEREAS, the Borrowers, the Parent and the Lenders party hereto, which Lenders constitute Required Lenders under the Credit Agreement, wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Parent and the Lenders party hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendment of the Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)          The definition of "Collateral and Guarantee Requirement" in Section 1.01 of the Credit Agreement is hereby amended by revising the final paragraph thereof as follows, with newly added language indicated by double underlining and with deleted language indicated by strikethrough:

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) the foregoing definition shall not require the assignment of any Collateral Vessel Contracts or the creation or perfection of pledges of or security interests in, or the obtaining of legal opinions or other deliverables with respect to, any Excluded Property, (b) the foregoing definition shall not require any Loan Party to (x) deliver to the Collateral Agent any control agreements over any deposit account, securities account or Earnings Account located in Cyprus or (y) deliver to the Collateral Agent documentation evidencing a perfected first-priority security interest in the equity issued by any Loan Party that is organized under the laws of Cyprus, and ~~(b)~~(c) Liens required to be granted from time to time pursuant to the "Collateral and Guarantee Requirement" shall be subject to exceptions and limitations expressly set forth in this Agreement and the Collateral Agreements.  "Collateral Vessel Contract" shall mean any charterparty, pool agreement or drilling contract in respect of any Collateral Vessel or other contract for use of any Collateral Vessel.

(b)          The second subclause (a) in Section 7.24 of the Credit Agreement is hereby amended as follows, with newly added language indicated by double underlining and with deleted language indicated by strikethrough:

(a)          Within 60 days after the Restructuring Effective Date, the Administrative Agent shall have received a control agreement (or comparable arrangement under applicable law) for each account listed on Schedule 7.24 (except for account no.  15501077035 held by Primelead Limited with Bank of Cyprus) together with opinions from local counsel in the jurisdictions applicable to such accounts (which shall be ~~Savvas Georghiades~~, John Charalambides, Donald Manasse Law Offices, Loyens Loeff and Schellenberg Wittmer AG, as applicable, or such other law firms as are reasonably acceptable to the Required Lenders), which control agreements and opinions shall be in form and substance reasonably satisfactory to the Required Lenders and Agents.

(c)          Subclause (c) in Section 7.24 of the Credit Agreement is hereby amended as follows, with newly added language indicated by double underlining and with deleted language indicated by strikethrough:

(c)          Within 60 days after the Restructuring Effective Date, the Administrative Agent shall have received documentation evidencing a perfected first-priority security interest in the equity issued by (i) Ocean Rig North Sea AS, (ii) Ocean Rig AS, (iii) Ocean Rig Offshore Management Limited~~,~~ and (iv) OR Crewing Limited ~~and (v)  Primelead Limited~~, together with opinions from local counsel in the jurisdictions applicable to such entities (which shall be ~~Savvas Georghiades,~~ Michael Robinson and Wiersholm, as applicable, or such other law firms as are reasonably acceptable to the Required Lenders), which documentation and opinions shall be in form and substance reasonably satisfactory to the Required Lenders and Agents.

Section 3.  Waiver.  The Lenders party hereto hereby waive any Default arising prior to the Effective Date with respect to, prior to giving effect to this Amendment, second subclause (a) and subcclause (c) in Section 7.24 of the Credit Agreement as a result of the failure of the Borrowers and Parent to deliver the items described therein.

Section 4.  Effectiveness of Amendment.  This Amendment shall become effective when the Administrative Agent shall have received a signed counterpart hereof from the Borrowers, the Parent and the Required Lenders (the "Effective Date").

Section 5.  References to and Effect on the Credit Agreement.  From and after the effectiveness of such amendment, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement, and the term "Credit Agreement", as used in the Loan Documents, shall mean the Credit Agreement, as amended hereby and as may be further amended, supplemented or otherwise modified from time to time.  This Amendment shall constitute a "Loan Document" under the Credit Agreement.

Section 6.  Representations and Warranties.  The Borrowers and Parent represent and warrant to the Agents and Lenders that the execution of this Amendment has been duly authorized and this Amendment has been duly and validly executed and delivered by each of the Borrowers and Parent and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 7.  Acknowledgement.  By executing this Amendment the Guarantors, the Borrowers and Parent (a) consent to this Amendment and the performance by each of the Borrowers and

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Parent of its obligations hereunder, (b) acknowledge that notwithstanding the execution and delivery of this Amendment, the obligations of the Guarantors, the Borrowers and Parent under the Loan Documents are not impaired or affected and the Loan Documents continue in full force and effect and (c) affirm and ratify the Loan Documents with respect to all of the Obligations as amended hereby.

Section 8.  Miscellaneous.

(a)          This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment shall become effective when the conditions in Section 4 hereof shall have been satisfied, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)          Except as specifically modified or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents, except as specifically provided herein.

(c)          On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.  This Amendment shall be deemed to be a Loan Document for all purposes.

(d)          THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized representatives as of the day and year first above written.

DRILLSHIP HYDRA OWNERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIP PAROS OWNERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIP KITHIRA OWNERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIP SKOPELOS OWNERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIP SKIATHOS OWNERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIP SKYROS OWNERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

DRILLSHIP KYTHNOS OWNERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

AGON SHIPPING INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIPS FINANCE HOLDING INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIPS OCEAN VENTURES INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIPS VENTURES PROJECTS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIPS PROJECTS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

DRILL RIGS HOLDINGS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG 1 INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG 2 INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG UDW INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG 1 SHAREHOLDERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG 2 SHAREHOLDERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

DRILL RIGS OPERATIONS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OR NORGE OPERATIONS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIPS HOLDINGS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIPS INVESTMENTS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIP HYDRA SHAREHOLDERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIP PAROS SHAREHOLDERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

DRILLSHIPS HOLDINGS OPERATIONS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG BLACK SEA COÖPERATIEF U.A.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG BLACK SEA OPERATIONS B.V.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

KITHIRA SHAREHOLDERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

SKOPELOS SHAREHOLDERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG DRILLING OPERATIONS COÖPERATIEF U.A.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

OCEAN RIG DRILLING OPERATIONS B.V.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIPS INVESTMENT OPERATIONS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG CUANZA OPERATIONS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIP SKIATHOS SHAREHOLDERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIP SKYROS SHAREHOLDERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

DRILLSHIP KYTHNOS SHAREHOLDERS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

DRILLSHIPS OCEAN VENTURES OPERATIONS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG CUBANGO OPERATIONS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG OPERATIONS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG MANAGEMENT SERVICES INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG CAYMAN MANAGEMENT SERVICES SEZC LIMITED

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG NORTH SEA AS

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

OCEAN RIG AS

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG OFFSHORE MANAGEMENT LIMITED

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OR CREWING LIMITED

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG MANAGEMENT INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

EASTERN MED CONSULTANTS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

OCEAN RIG INVESTMENT INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

PRIMELEAD LIMITED

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

SHIP INVESTMENT OCEAN HOLDINGS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

KALAMBO OPERATIONS INC.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Transamerica Life Insurance Company

BY: AEGON USA, as its Investment Advisor

By:	/s/ Rishi Goel
Name: Rishi Goel
Title: Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

AEGON Companies Pension Trust

BY: AEGON USA, as its Investment Advisor

By:	/s/ Ruth Dominguez
Name: Ruth Dominguez
Title: Associate Director

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Banc of America Credit Products Inc.

By:	/s/ Margaret Sang
Name: Margaret Sang
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Barclays Bank PLC

By:	/s/ Salvatore Russo
Name: Salvatore Russo
Title: Authorized Signatory

Restricted-External
[Signature Page to Amendment No. 2 to Exit Credit Agreement]

JPMBI re Blackrock Bankloan Fund
BY: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Mass Mutual BlackRock Select Allocation Fund
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

BlackRock Debt Strategies Fund, Inc.
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

BlackRock Credit Strategies Income Fund of BlackRock Funds II
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

BlackRock Floating Rate Income Strategies Fund, Inc.
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

BlackRock Floating Rate Income Trust
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

BlackRock Limited Duration Income Trust
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

BlackRock Senior Floating Rate Portfolio
BY: BlackRock Investment Management, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN TIMBERLINE LTD.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN LOGAN OPPORTUNITIES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

BLUEMOUNTAIN FOINAVEN MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN FURSAN FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

CITIBANK, N.A.

By:	/s/ Brian S. Broyles
Name: Brian S. Broyles
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

CITIGROUP FINANCIAL PRODUCTS INC.

By:	/s/ Brian S. Broyles
Name: Brian S. Broyles
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Deutsche Bank AG Cayman Islands Branch

By:	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

By:	/s/ Hoi Yeun Chin
Name: Hoi Yeun Chin
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

HSBC BANK PLC

By:	/s/ Leo Chan
Name: Leo Chan
Title: Authorized Signatory

RESTRICTED - [Signature Page to Amendment No. 2 to Exit Credit Agreement]

Hathor Capital Limited

By:	/s/ Didric Cederholm
Name: Didric Cederholm
Title: Attorney in-fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Ricimer Capital Limited

By:	/s/ Didric Cederholm
Name: Didric Cederholm
Title: Attorney in-fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Silver Teal Capital Limited

By:	/s/ Didric Cederholm
Name: Didric Cederholm
Title: Attorney in-fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Castle Apron Capital Limited

By:	/s/ Didric Cederholm
Name: Didric Cederholm
Title: Attorney in-fact

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Lion Point Master, LP

By:	/s/ Didric Cederholm
Name: Didric Cederholm
Title: Managing Member

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Venture VII CDO, Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Venture X CLO, Limited
By its Collateral Manager, MJX Venture Management, LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

VENTURE XII CLO, Limited
BY: its investment advisor MJX Venture Management, LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

VENTURE XIII CLO, Limited
BY: its Investment Advisor MJX Asset Management, LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Venture XVII CLO, Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

VENTURE XIV CLO, Limited
By: its Investment advisor MJX Asset Management, LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

VENTURE XIX CLO, Limited
BY: its investment advisor MJX Asset Management, LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

VENTURE XV CLO, Limited
By: its investment advisor MJX Asset Management, LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Morgan Stanley Senior Funding, Inc.

By:	/s/ John Ragusa
Name: John Ragusa
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Oppenheeimer Master Loan Fund, LLC

Brown Brothers Harriman & Co. acting	By:	/s/ Thomas Glenn
as agent for Oppenheimer Funds, Inc.		Name: Thomas Glenn
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Oppenheeimer Senior Floating Rate Plus Fund

Brown Brothers Harriman & Co. acting	By:	/s/ Thomas Glenn
as agent for Oppenheimer Funds, Inc.		Name: Thomas Glenn
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Oppenheeimer Senior Floating Rate Fund

Brown Brothers Harriman & Co. acting	By:	/s/ Thomas Glenn
as agent for Oppenheimer Funds, Inc.		Name: Thomas Glenn
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Oppenheeimer Fundamental Alternatives Fund

Brown Brothers Harriman & Co. acting	By:	/s/ Thomas Glenn
as agent for Oppenheimer Funds, Inc.		Name: Thomas Glenn
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

OZ Special Master Fund Ltd.
By:	OZ Management LP, its Investment Manager
By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Alesia J. Hass
Name: Alesia J. Hass
Title: CFO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Och-Ziff Capital Structure Arbitrage Master Fund, Ltd.
By:	OZ Management LP, its Investment Manager
By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Alesia J. Hass
Name: Alesia J. Hass
Title: CFO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Pacific Asset Management Senior Loan Fund
By:	Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Manager

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

PACIFIC FUNDS FLOATING RATE INCOME
By:	Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Pacific Asset Management Bank Loan Fund L.P.
By:	Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

PACIFIC SELECT FUNDS-FLOATING RATE INCOME PORTFOLIO
By:	Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

WATER AND POWER EMPLOYEES' RETIREMENT, DISABILITY, AND DEATH BENEFIT INSURANCE PLAN (for WATER AND POWER EMPLOYEES' RETIREMENT PLAN AND RETIREE HEALTH BENEFITS FUND)
By:	Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Washington Mill CLO Ltd.
By:	Shenkman Capital Management, Inc. as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Sudbury Mill CLO, Ltd.
By:	Shenkman Capital Management, Inc. as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Principal Funds Inc. – Diversified Real Asset Fund
BY:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Symphony CLO VIII, Limited Partnership
BY:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Nuveen Symphony Floating Rate Income Fund
BY:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Symphony CLO XIV, Ltd
By:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Symphony Floating Rate Senior Loan Fund
By:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Nuveen Short Duration Credit Opportunities Fund
BY:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

California Street CLO IX, Limited Partnership
By:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

California Street CLO XII, Ltd
By:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Menard Inc.
By:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Municipal Employees' Annuity and Benefit Fund of Chicago
BY:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Nuveen Floating Rate Income Opportunity Fund
BY:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Nuveen Floating Rate Income Fund
BY:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Nuveen Senior Income Fund
BY:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

Nuveen Symphony Credit Opportunities Fund
BY:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

WHITEBOX ASYMMETRIC PARTNERS, LP

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

[Signature Page to Amendment No. 2 to Exit Credit Agreement]

SK 26497 0001 7841911